UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 18, 2008
THE TIMBERLAND COMPANY
(Exact name of Registrant as Specified in Charter)

DELAWARE	1-9548	02-0312554

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Domain Drive, Stratham, NH	03885

(Address of Principal Executive Offices)	(Zip Code)
(603) 772-9500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Ex-10.1 Form of Amended and Restated Change of Control Severance Agreement

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The following disclosure is made pursuant to paragraph (e) of Item 5.02:
     On December 18, 2008, The Timberland Company (the “Company”) entered into Amended and Restated Change of Control Severance Agreements (the “Agreements”) with its named executive officers who had previously entered into such agreements (collectively, the “Executives”). The Agreements for each of the Executives are identical. The form of the Agreements has been filed as Exhibit 10.1 to this Current Report on Form 8-K, and the descriptions of the Agreements set forth herein, and incorporated by reference, are qualified in their entirety by reference to such exhibit.
     Except for the changes described below, the terms and conditions of the Agreements are described under the heading “Potential Payments Upon Termination of Employment and Potential Payments Upon a Change-In-Control — Change of Control Severance Agreements” in the Company’s definitive proxy statement on Schedule 14A, dated April 11, 2008, for the Company’s Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on April 10, 2008 (the “Proxy Statement”), which descriptions are incorporated by reference. The primary changes to the Agreements are to ensure that the severance arrangements reflected in the Agreements comply with Section 409A of the Internal Revenue Code of 1986, as amended, and the final regulations promulgated thereunder. The only other changes to the Agreements are (1) to eliminate the automatic acceleration of vesting of certain equity awards held by the Executives upon the occurrence of the Swartz Family (as defined in the Agreements) ceasing to hold sufficient shares of the voting stock of the Company necessary to elect a majority of the members of the Board of Directors, (2) to clarify that other equity awards, such as restricted stock, receive the same treatment as stock options following certain change of control events, and (3) to clarify that the definition of a change of control, as set forth in the Agreements, includes a situation where a person (or group of persons) acquires beneficial ownership of fifty-one percent (51%) or more of the voting stock of the Company necessary to elect a majority of the members of the Board of Directors.
     The exact amounts payable to the Executives under the Agreements depend upon when a change of control transaction occurs and the Executives’ then-current compensation. Therefore, such amounts cannot be determined at this time. Had a change in control transaction occurred on December 31, 2007, and had the four covered Executives’ employment been terminated on December 31, 2007 by the Company without “Cause” or by the Executives’ for “Good Reason,” as those terms are defined in the Agreements, they would have been eligible to receive the payments set forth under the columns entitled “Within 24 Months of a Change in Control” under the heading “Potential Payments Under Change of Control Agreement and Plans — Termination of Employment at December 31, 2007” in the Proxy Statement. Had a change in control transaction occurred on November 1, 2006, and had the four covered Executives voluntarily terminated their employment at December 31, 2007 other than for “Good Reason,” they would have been eligible to receive the payments set forth under the columns entitled “During the 13th Month Following a Change in Control” under the heading “Potential Payments Under Change of Control Agreement and Plans — Termination of Employment at December 31, 2007” in the Proxy Statement.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     Please see the Exhibit Index appearing after the signature page and before the exhibits to this Current Report on Form 8-K, which Exhibit Index is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY
By:	/s/ John Crimmins
	Name:	John Crimmins
	Title:	Chief Financial Officer

Date: December 22, 2008

Exhibit Index

Exhibit No.	Description

10.1	Form of Amended and Restated Change of Control Severance Agreement